UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-21539
                                                    -----------

                First Trust Senior Floating Rate Income Fund II
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                             120 East Liberty Drive
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                             120 East Liberty Drive
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                        Date of fiscal year end: May 31
                                                --------

                  Date of reporting period: November 30, 2014
                                           -------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                  SEMI-ANNUAL
                                     REPORT
                            FOR THE SIX MONTHS ENDED
                               NOVEMBER 30, 2014

                                  FIRST TRUST
                              SENIOR FLOATING RATE
                                 INCOME FUND II
                                     (FCT)

                                  FIRST TRUST

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)

                               SEMI-ANNUAL REPORT
                               NOVEMBER 30, 2014

Shareholder Letter..........................................................   1
At a Glance.................................................................   2
Portfolio Commentary........................................................   3
Portfolio of Investments....................................................   5
Statement of Assets and Liabilities.........................................  18
Statement of Operations.....................................................  19
Statements of Changes in Net Assets.........................................  20
Statement of Cash Flows.....................................................  21
Financial Highlights........................................................  22
Notes to Financial Statements...............................................  23
Additional Information......................................................  29

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Senior Floating Rate Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                               NOVEMBER 30, 2014


Dear Shareholders:

I am pleased to present you with the semi-annual report for your investment in First Trust Senior Floating Rate Income Fund (the "Fund"). This report provides detailed information about the Fund, including a performance review and the financial statements for the six months ended November 30, 2014. I encourage you to read this document and discuss it with your financial advisor.

Although markets have seemed choppy over the past six months, the U.S. has shown sustained growth over this reporting period. In fact, the S&P 500(R) Index, as measured on a total return basis, rose 8.58% in the time covered by this report. First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through different types of markets can benefit investors over the long term.

First Trust is pleased to offer a variety of products that we believe could fit the financial plans for many investors seeking long-term investment success. We invite you to look at our investment products with your financial advisor to determine if any of them might fit your financial goals. We believe that regularly discussing your financial objectives and investment options with your financial advisor can help keep you on track.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
"AT A GLANCE"
AS OF NOVEMBER 30, 2014 (UNAUDITED)

-------------------------------------------------------------------
FUND STATISTICS
-------------------------------------------------------------------
Symbol on New York Stock Exchange                               FCT
Common Share Price                                           $13.11
Common Share Net Asset Value ("NAV")                         $14.69
Premium (Discount) to NAV                                    (10.76)%
Net Assets Applicable to Common Shares                 $392,184,846
Current Monthly Distribution per Common Share            (1)$0.0680
Current Annualized Distribution per Common Share            $0.8160
Current Distribution Rate on Closing Common Share Price (2)    6.22%
Current Distribution Rate on NAV (2)                           5.55%
-------------------------------------------------------------------

-------------------------------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-------------------------------------------------------------------
            Common Share Price          NAV
11/13            $14.63               $14.99
                  14.17                14.92
                  13.99                14.95
                  14.11                14.98
12/13             14.33                15.00
                  14.33                14.96
                  14.40                15.01
                  14.61                15.04
                  14.57                15.06
1/14              14.35                15.05
                  14.35                14.98
                  14.27                15.00
                  14.43                15.01
2/14              14.30                15.00
                  14.23                14.95
                  14.23                14.96
                  14.30                14.97
3/14              14.45                14.97
                  14.24                14.90
                  14.04                14.87
                  14.01                14.87
4/14              13.93                14.85
                  13.80                14.85
                  13.84                14.88
                  13.94                14.92
                  13.95                14.93
5/14              14.00                14.95
                  13.81                14.91
                  14.00                14.94
                  14.11                14.96
6/14              14.25                14.98
                  13.99                14.92
                  13.98                14.93
                  13.91                14.93
7/14              13.97                14.94
                  13.80                14.80
                  13.60                14.77
                  13.78                14.77
                  13.85                14.83
8/14              13.89                14.86
                  13.77                14.77
                  13.68                14.73
                  13.66                14.75
9/14              13.57                14.68
                  13.51                14.60
                  13.33                14.58
                  13.07                14.49
                  13.25                14.58
10/14             13.24                14.66
                  13.01                14.62
                  13.12                14.64
                  13.05                14.66
11/14             13.11                14.69

-------------------------------------------------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------------------------------------------------
                                                                               Average Annual Total Return
                                                                 --------------------------------------------------------
                               6 Months Ended    1 Year Ended    5 Years Ended    10 Years Ended    Inception (5/25/2004)
                                 11/30/2014       11/30/2014      11/30/2014        11/30/2014           11/30/2014
FUND PERFORMANCE (3)
NAV                                1.28%            4.19%            8.04%            4.13%                 4.13%
Market Value                      -3.48%           -4.73%           10.10%            3.32%                 2.56%

INDEX PERFORMANCE
S&P/LSTA Leveraged Loan Index      0.86%            3.35%            6.45%            5.07%                 5.08%
-------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------
                                          % OF TOTAL
CREDIT QUALITY (S&P RATINGS) (4)          INVESTMENTS
-----------------------------------------------------
BBB-                                         1.1%
BB+                                           5.0
BB                                            9.0
BB-                                          12.7
B+                                           26.5
B                                            29.5
B-                                            7.7
CCC+                                          3.8
CCC                                           1.7
CCC-                                          0.5
NR                                            0.8
Privately rated securities (5)                1.7
-----------------------------------------------------
                                    Total   100.0%
                                            ======
NR - Not rated

-----------------------------------------------------
                                          % OF TOTAL
TOP 10 ISSUERS                            INVESTMENTS
-----------------------------------------------------
BMC Software Finance, Inc.                    2.2%
Caesars Growth Partners LLC                   2.1
Amaya Gaming Group                            2.0
Dell, Inc.                                    1.9
BJ's Wholesale Club, Inc.                     1.8
Asurion LLC                                   1.8
inVentiv Health, Inc.                         1.7
Albertsons LLC                                1.5
Ortho-Clinical Diagnostics, Inc.              1.4
Portillo's Holdings LLC                       1.4
-----------------------------------------------------
                                    Total    17.8%
                                            ======


-----------------------------------------------------
                                          % OF TOTAL
ASSET CLASSIFICATION                      INVESTMENTS
-----------------------------------------------------
Hotels, Restaurants & Leisure                11.5%
Media                                         9.2
Health Care Providers & Services              7.7
Software                                      5.2
Health Care Equipment & Supplies              4.4
Diversified Telecommunication Services        4.4
Diversified Financial Services                4.2
Life Sciences Tools & Services                4.0
Food Products                                 3.7
Food & Staples Retailing                      3.3
Chemicals                                     3.0
Insurance                                     3.0
Pharmaceuticals                               2.8
Auto Components                               2.7
Diversified Consumer Services                 2.2
Professional Services                         2.1
Containers & Packaging                        1.9
Technology Hardware, Storage & Peripherals    1.9
Machinery                                     1.7
Semiconductors & Semiconductor Equipment      1.7
Aerospace & Defense                           1.7
IT Services                                   1.7
Consumer Finance                              1.5
Commercial Services & Supplies                1.4
Independent Power and Renewable
  Electricity Producers                       1.4
Capital Markets                               1.4
Specialty Retail                              1.3
Oil, Gas & Consumable Fuels                   1.2
Road & Rail                                   1.1
Health Care Technology                        1.1
Real Estate Management & Development          1.1
Electric Utilities                            0.8
Building Products                             0.8
Real Estate Investment Trusts (REITs)         0.6
Industrial Conglomerates                      0.6
Electronic Equipment & Instruments            0.4
Construction & Engineering                    0.4
Diversified Business Services                 0.3
Personal Products                             0.3
Beverages                                     0.2
Communications Equipment                      0.1
-----------------------------------------------------
                                    Total   100.0%
                                            ======

(1) Most recent distribution paid or declared through November 30, 2014. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share Price or NAV, as applicable, as of November 30, 2014. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for NAV returns and changes in Common Share Price for market value returns. From inception to October 12, 2010, Four Corners Capital Management, LLC served as the Fund's Sub-Advisor. Effective October 12, 2010, the Leveraged Finance Team of First Trust Advisors L.P. assumed the day-to-day responsibility for management of the Fund's portfolio. Total returns do not reflect sales load and are not annualized for periods of less than one year. Past performance is not indicative of future results.

(4) The ratings are by Standard & Poor's except where otherwise indicated. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations except for those debt obligations that are only privately rated. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). Investment grade is defined as those issuers that have a long-term credit rating of BBB- or higher. "NR" indicates no rating. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

(5) Represents Senior Loans privately rated upon issuance. The rating agency does not provide ongoing surveillance on the rating.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                               SEMI-ANNUAL REPORT
                               NOVEMBER 30, 2014


                               INVESTMENT MANAGER
First Trust Advisors L.P. ("First Trust") was established in 1991 and is located in Wheaton, Illinois. First Trust is a registered investment advisor which offers customized portfolio management using its structured, quantitative approach to security selection. As of November 30, 2014, First Trust managed or supervised $105.14 billion in assets. The First Trust Leveraged Finance Team began managing the First Trust Senior Floating Rate Income Fund II on October 12, 2010. The First Trust Leveraged Finance Team is comprised of 12 experienced investment professionals specializing in below investment grade securities. The team is comprised of portfolio management, research, trading and operations. As of November 30, 2014, the First Trust Leveraged Finance Team managed or supervised approximately $1.33 billion in senior secured bank loans and high-yield bonds. These assets are managed across various strategies, including a closed-end fund, an open-end fund, four exchange-traded funds and a series of unit investment trusts on behalf of retail and institutional clients.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA
SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER

SCOTT D. FRIES, CFA
SENIOR VICE PRESIDENT, PORTFOLIO MANAGER

   FCT PORTFOLIO COMMENTARY FOR THE SIX-MONTH PERIOD ENDED NOVEMBER 30, 2014

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II
The primary investment objective of First Trust Senior Floating Rate Income Fund II ("FCT" or the "Fund") is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues its objectives by investing in a portfolio of Senior Loans. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

The last six months were generally strong for the senior loan and high yield market despite the volatility towards the end of the period in late September and early October. For the first time in quite a while, a healthy dose of volatility was introduced into various markets. The volatility was driven largely by geopolitical headlines, including Russia/Ukraine, Gaza, the Banco Espirito Santo bailout and the Argentine default. More importantly for fixed-income investors, with the Federal Reserve's (the "Fed") unprecedented stimulus program now complete, investor attention has begun to shift toward 2015 and the timing of the first interest rate increase. Interest rates have indeed been volatile as evidenced by the fact that after setting a 12-month high on December 31, 2013 at 3.03%, 10-year Treasury yields were below 2.00% intra-day in a volatile October market and closed November at 2.17%.

SENIOR LOAN MARKET

The S&P/LSTA Leveraged Loan Index returned 0.86% for the six-month period ended November 30, 2014. From a credit-quality perspective, higher-rated credit issues provided the strongest performance for the period. Lower-quality CCC rated issues returned 0.80% in the period, underperforming the returns of higher quality B rated issues at 1.10% and BB rated issues at 1.15%. The average price of loans in the market began the period at $98.80, and after peaking at $99.00 at the end of June, loan prices ended the period down slightly at $97.50. (Source: S&P/LCD)

CREDIT QUALITY/DEFAULT RATES

Despite the widely anticipated default of TXU, the largest senior loan debt issuer and a large high-yield bond issuer, default rates remain tight to long-term averages. We believe this is because corporate fundamentals remain healthy, as evidenced by the fact that senior loan issuers that file their financial results publicly grew cash flows by approximately 9% year-over-year in the second quarter of 2014 (latest data available), which represents 20 straight quarters of cash flow growth.

PERFORMANCE ANALYSIS

The Fund outperformed the S&P/LSTA Leveraged Loan Index on a net asset value ("NAV") basis for the six-month period ended November 30, 2014. The Fund generated a return of 1.28% at NAV and a market price return of -3.48%. The Fund's market price return was impacted by the Fund's discount to NAV widening over the six-month period. This discount widening was not specific to the Fund, but something seen broadly across the closed-end fund market. At the start of the period, the Fund's market price was at a 6.35% discount to NAV, and moved to a 10.76% discount to NAV by the end of the period.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                               SEMI-ANNUAL REPORT
                               NOVEMBER 30, 2014

From an income perspective, the monthly announced distribution rate began the period at $0.07125 per share and ended at $0.068 per share. The consequence of robust demand for senior loans has been declining yields. This trend has resulted in a lower income profile for the Fund and is the primary reason for the distribution decrease. At the $0.068 per share monthly distribution rate, the annualized distribution rate at the end of November 2014 was 5.55% at NAV and 6.22% at market price.

Leverage as of November 30, 2014 was approximately 30.4%. During the six-month period ended November 30, 2014, leverage had a negative impact on the Fund's capital appreciation, but a positive impact on income. The Fund's relatively conservative credit quality also positively impacted performance as CCC rated issues lagged the market return for the six-month period. At the end of the period, the Fund held 6.75% of assets in issues rated CCC or below compared to 7.25% for the S&P/LSTA Leveraged Loan Index.

MARKET AND FUND OUTLOOK

Credit markets appear well positioned for the intermediate term, in our opinion. We believe the combination of attractive valuations, a modest default environment, better economic growth and sound corporate fundamentals provides a firm backdrop for returns in the periods ahead. We continue to believe that steadily improving economic data will provide the Fed the motivation it requires to begin the process of raising interest rates in the second half of 2015. In the interim, recent volatility in the market has largely been technically induced (supply/demand imbalance). This is in stark contrast to volatility that is fundamentally induced, when company financial performance is showing signs of weakness. We believe that technically induced volatility, which we have experienced in the third calendar quarter, tends to lead to opportunities for patient investors. A healthy dose of volatility typically means that risks are priced more attractively, and price levels may be lower than the fundamentals would warrant.

As we evaluate new investment opportunities, decisions will continue to be rooted in our rigorous bottom-up credit analysis and focus on the opportunities that we believe offer the best risk and reward balance for the Fund. Despite the many distractions and market conditions that ebb and flow every quarter, we remain firmly focused on finding value in the high-yield bond and senior loan markets.

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (A)
NOVEMBER 30, 2014 (UNAUDITED)

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS - 138.8%

              AEROSPACE & DEFENSE - 2.4%
$  2,000,000  BE Aerospace, Inc., Term Loan B.................................      4.00%        11/30/21     $   2,002,080
   1,889,148  DynCorp International, Inc., Term Loan..........................      6.25%        07/07/16         1,883,631
   3,245,459  Transdigm, Inc., Term Loan C....................................      3.75%        02/28/20         3,213,427
     798,000  Transdigm, Inc., Tranche D Term Loan............................      3.75%        06/04/21           790,148
   1,496,364  Wencor (Jazz Acquisition, Inc.), Term Loan (First Lien).........      4.50%        06/19/21         1,489,824
                                                                                                              -------------
                                                                                                                  9,379,110
                                                                                                              -------------
              AGRICULTURAL PRODUCTS - 1.0%
   3,881,171  Jimmy Sanders, Inc. (Pinnacle Operating Corp.),
                 Term B Loan Refinancing (First Lien).........................      4.75%        11/15/18         3,861,765
                                                                                                              -------------
              ALTERNATIVE CARRIERS - 2.3%
   5,681,629  Intelsat Jackson Holdings S.A., Term Loan B-2...................      3.75%        06/30/19         5,646,119
   2,250,000  Level 3 Financing, Inc., Term Loan B-5..........................      4.50%        01/31/22         2,256,323
   1,000,000  Level 3 Financing, Inc., Tranche B 2020 Term Loan...............      4.00%        01/15/20           998,500
                                                                                                              -------------
                                                                                                                  8,900,942
                                                                                                              -------------
              APPAREL RETAIL - 0.7%
     997,500  J.C. Penney Corp., Inc., Term Loan..............................      5.00%        06/20/19           964,772
   1,237,523  Neiman Marcus Group, Inc., Other Term Loan......................      4.25%        10/25/20         1,229,084
     498,750  Nine West Holdings, Inc., Initial Loan..........................      4.75%        10/08/19           478,800
                                                                                                              -------------
                                                                                                                  2,672,656
                                                                                                              -------------
              APPLICATION SOFTWARE - 2.6%
   3,751,016  Epicor Software Corp., Term B-2 Loan............................      4.00%        05/16/18         3,738,112
   3,395,905  Infor (US), Inc., Tranche B-5 Term Loan.........................      3.75%        06/03/20         3,344,966
   1,661,951  Mitchell International, Inc., Initial Term Loan.................      4.50%        10/13/20         1,658,311
   1,578,884  Triple Point Technologies, Inc., Term Loan B....................      5.25%        07/10/20         1,436,785
                                                                                                              -------------
                                                                                                                 10,178,174
                                                                                                              -------------
              ASSET MANAGEMENT & CUSTODY BANKS - 2.3%
   1,431,475  American Beacon Advisors, Inc., Initial Term Loan...............      4.75%        11/22/19         1,427,896
   1,336,500  Guggenheim Partners Investment Management
                 Holdings LLC, Initial Term Loan..............................      4.25%        07/22/20         1,332,156
   1,228,442  Mondrian Investment Partners Ltd., Term Loan B..................      4.00%        03/05/20         1,229,978
   5,000,000  Victory Capital Holdings, Term Loan B...........................      7.00%        10/29/21         4,950,000
                                                                                                              -------------
                                                                                                                  8,940,030
                                                                                                              -------------
              AUTO PARTS & EQUIPMENT - 3.1%
     732,782  Affinia Group, Inc., Tranche B-2 Term Loan......................      4.75%        04/27/20           733,698
     897,750  Cooper Standard Holdings (CS Intermediate Holdco 2 LLC),
                 Term Loan....................................................      4.00%        04/04/21           890,344
   2,545,714  Gates Global LLC, Initial Dollar Term Loan......................      4.25%        07/05/21         2,519,315
   2,693,250  Henniges Automotive Holdings, Term Loan B.......................      5.50%        06/03/21         2,706,716
   2,000,000  Metaldyne Performance Group (MPG Holdco I, Inc.),
                 Term Loan B..................................................      4.25%        10/20/21         2,004,640
   1,719,375  Remy International, Inc., Term B Loan 2013......................      4.25%        03/05/20         1,712,927
   1,547,965  Tower Automotive Holdings USA LLC, Initial Term Loan (2014).....      4.00%        04/23/20         1,538,941
                                                                                                              -------------
                                                                                                                 12,106,581
                                                                                                              -------------


                        See Notes to Financial Statements                 Page 5

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2014 (UNAUDITED)

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              BROADCASTING - 8.2%
$  4,986,742  Clear Channel Communications, Inc., Tranche D Term Loan.........      6.91%        01/30/19     $   4,685,443
   1,750,000  Clear Channel Communications, Inc., Tranche E Term Loan.........      7.66%        07/30/19         1,676,255
   2,871,861  Cumulus Media Holdings, Inc., Term Loan.........................      4.25%        12/23/20         2,823,413
   1,319,718  Hubbard Radio LLC, Tranche 1 Term Loan..........................      4.50%        04/29/19         1,307,616
   1,813,455  LIN Television Corp., Replacement Tranche B Term Loan...........      4.00%        12/21/18         1,802,883
   2,200,000  Media General, Inc., Term Loan B2...............................      4.25%        07/03/20         2,194,500
   1,000,000  Mediacom LLC, Tranche G Term Loan...............................      3.75%        06/30/21           995,000
   1,064,042  Mission Broadcasting, Inc. (Nexstar Broadcasting Group, Inc.),
                 Term B-2 Loan................................................      3.75%        10/01/20         1,058,062
   4,271,436  NEP/NCP Holdco, Inc., Amendment No. 3
                 Incremental Term Loan (First Lien)...........................      4.25%        01/22/20         4,211,379
     257,143  NEP/NCP Holdco, Inc., Term Loan (Second Lien)...................      9.50%        07/22/20           256,179
   1,206,641  Nexstar Broadcasting Group, Inc. (Mission Broadcasting, Inc.),
                 Term Loan B-2................................................      3.75%        09/30/20         1,199,860
   6,224,267  Tribune Co., Initial Term Loan..................................      4.00%        12/27/20         6,193,146
     985,000  Univision Communications, Inc., 2013 Incremental
                 Term Loan....................................................      4.00%        03/01/20           974,224
   2,818,516  Univision Communications, Inc., Replacement First-Lien
                 Term Loan....................................................      4.00%        03/01/20         2,789,457
                                                                                                              -------------
                                                                                                                 32,167,417
                                                                                                              -------------
              BUILDING PRODUCTS - 1.1%
     427,500  Hillman Group, Inc., Initial Term Loan..........................      4.50%        06/30/21           427,769
   1,319,174  Quikrete Holdings, Inc., Initial Loan (First Lien)..............      4.00%        09/28/20         1,307,632
     333,333  Quikrete Holdings, Inc., Initial Loan (Second Lien).............      7.00%        03/26/21           334,583
   2,229,954  Unifrax Holding Co., New Term Dollar Loan.......................      4.25%        11/28/18         2,203,752
                                                                                                              -------------
                                                                                                                  4,273,736
                                                                                                              -------------
              CABLE & SATELLITE - 1.5%
   6,000,000  Charter Communications Operating LLC, Term G Loan...............      4.25%        09/10/21         6,038,880
                                                                                                              -------------
              CASINOS & GAMING - 8.0%
   2,750,000  Amaya Gaming Group, 2nd Lien TL.................................      8.00%        07/31/22         2,798,125
   8,250,000  Amaya Gaming Group, Initial Term B Loan (First Lien)............      5.00%        08/01/21         8,237,130
   5,969,925  Caesars Entertainment Resort Properties LLC, Term B Loan........      7.00%        10/11/20         5,682,115
   8,119,282  Caesars Growth Partners LLC, Term B Loan (First Lien)...........      6.25%        05/08/21         7,564,492
   2,883,477  CityCenter Holdings LLC, Term B Loan............................      4.25%        10/16/20         2,878,431
   1,762,356  ROC Finance LLC, Funded Term B Loan.............................      5.00%        06/20/19         1,682,503
   2,540,318  Station Casinos, Inc., B Term Loan..............................      4.25%        03/02/20         2,519,461
                                                                                                              -------------
                                                                                                                 31,362,257
                                                                                                              -------------
              COAL & CONSUMABLE FUELS - 0.6%
   2,702,285  Arch Coal, Inc., Term Loan......................................      6.25%        05/16/18         2,378,011
                                                                                                              -------------
              COMMERCIAL PRINTING - 0.3%
   1,266,667  Southern Graphic, Inc., Term Loan...............................      4.25%        10/17/19         1,256,381
                                                                                                              -------------
              COMMUNICATIONS EQUIPMENT - 0.1%
     385,495  Mitel Networks Corp., Term Loan.................................      5.25%        01/31/20           385,495
                                                                                                              -------------
              COMPUTER HARDWARE - 2.7%
  10,493,320  Dell, Inc., Term B Loan.........................................      4.50%        04/29/20        10,496,783
                                                                                                              -------------


Page 6                  See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2014 (UNAUDITED)

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              CONSTRUCTION & ENGINEERING - 0.5%
$  2,038,516  WireCo WorldGroup, Inc., Term Loan..............................      6.00%        02/15/17     $   2,041,064
                                                                                                              -------------
              CONSTRUCTION MACHINERY & HEAVY TRUCKS - 0.3%
   1,153,253  Navistar, Inc., Tranche B Term Loan.............................      5.75%        08/17/17         1,161,903
                                                                                                              -------------
              CONSUMER FINANCE - 2.1%
   5,262,786  Altisource Solutions S.A.R.L., Term B Loan......................      4.50%        12/09/20         4,618,095
     919,333  Ocwen Loan Servicing LLC, Initial Term Loan.....................      5.00%        02/15/18           880,611
   3,204,539  Walter Investment Management Corp., Tranche
                 B Term Loan..................................................      4.75%        12/18/20         2,953,175
                                                                                                              -------------
                                                                                                                  8,451,881
                                                                                                              -------------
              DATA PROCESSING & OUTSOURCED SERVICES - 2.0%
   3,166,715  Harland Clarke Holdings Corp., Tranche B-2 Term Loan............      5.48%        06/30/17         3,162,756
   3,740,625  Interactive Data Corp., Term Loan...............................      4.50%        05/02/21         3,756,523
     995,000  Sungard Availability Services Capital, Term Loan B..............      6.00%        03/29/19           884,306
                                                                                                              -------------
                                                                                                                  7,803,585
                                                                                                              -------------
              DISTILLERS & VINTNERS - 0.2%
     997,500  Winebow Holdings, Inc., Loan (First Lien).......................      4.75%        07/01/21           992,512
                                                                                                              -------------
              DIVERSIFIED CHEMICALS - 1.6%
   1,197,003  Gemini HDPE LLC, Advance........................................      4.75%        08/06/21         1,197,003
   2,825,300  Ineos US Finance LLC, Term Loan B...............................      3.75%        05/04/18         2,792,752
   2,351,220  Univar, Inc., Term B Loan.......................................      5.00%        06/30/17         2,337,512
                                                                                                              -------------
                                                                                                                  6,327,267
                                                                                                              -------------
              DIVERSIFIED SUPPORT SERVICES - 0.5%
   2,041,714  SMG Holdings, Inc., Term Loan B.................................      4.50%        02/27/20         2,031,506
                                                                                                              -------------
              ELECTRIC UTILITIES - 1.2%
   4,241,410  TXU (Texas Competitive Electric Holdings Co. LLC),
                 Term Loan (d) (e)............................................      4.65%        10/10/14         3,049,828
   2,250,000  TXU (Texas Competitive Electric Holdings Co. LLC),
                 2017 Term Loan (Extending) (d) (e)...........................      4.65%        10/10/17         1,629,450
                                                                                                              -------------
                                                                                                                  4,679,278
                                                                                                              -------------
              ELECTRONIC EQUIPMENT & INSTRUMENT - 0.5%
   2,150,000  Zebra Technologies Corp., Term Loan B...........................      4.75%        10/27/21         2,166,125
                                                                                                              -------------
              ENVIRONMENTAL & FACILITIES SERVICES - 0.7%
   1,200,000  ServiceMaster Co., Initial Term Loan............................      4.25%        07/01/21         1,191,900
   1,588,000  WTG Holdings III Corp. (EWT Holdings III Corp.),
                 Term Loan (First Lien).......................................      4.75%        01/15/21         1,578,075
                                                                                                              -------------
                                                                                                                  2,769,975
                                                                                                              -------------
              HEALTH CARE EQUIPMENT - 5.2%
   4,372,489  Alere, Inc., B Term Loan........................................      4.25%        06/30/17         4,361,558
   1,486,380  Biomet, Inc., Dollar Term B-2 Loan..............................      3.66%        07/25/17         1,483,289
   2,955,355  Carestream Health, Inc. (Onex Carestream Finance L.P.),
                 Term Loan (First Lien 2013)..................................      5.00%        06/07/19         2,956,596



                        See Notes to Financial Statements                 Page 7

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2014 (UNAUDITED)

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              HEALTH CARE EQUIPMENT (CONTINUED)
$  4,469,873  DJO Finance LLC (ReAble Therapeutics Finance LLC),
                 New Tranche B Term Loan......................................      4.25%        09/15/17     $   4,460,575
   1,411,980  Ikaria, Inc., Initial Term Loan (First Lien)....................      5.00%        02/12/21         1,415,807
   5,690,553  Kinetic Concepts, Inc., Dollar Term E-1 Loan....................      4.00%        05/04/18         5,660,905
                                                                                                              -------------
                                                                                                                 20,338,730
                                                                                                              -------------
              HEALTH CARE FACILITIES - 2.8%
   3,735,000  CHS/Community Health Systems, Inc., 2021 Term D Loan............      4.25%        01/27/21         3,740,827
     882,237  Select Medical Corp., Series E Tranche B Term Loan..............   3.75%-5.25%     06/01/18           872,312
     500,000  Surgery Centers Holdings, Inc.,
                 Initial Term Loan (First Lien)...............................      5.25%        11/03/20           499,375
     994,770  Surgical Care Affiliates LLC,
                 Class B Term Loan - Extending................................      4.23%        12/29/17           987,309
   1,940,438  Surgical Care Affiliates LLC, Class C Incremental...............      4.00%        06/30/18         1,930,735
   2,881,421  United Surgical Partners International, Inc.,
                 New Tranche B Term Loan......................................      4.75%        04/03/19         2,880,210
                                                                                                              -------------
                                                                                                                 10,910,768
                                                                                                              -------------
              HEALTH CARE SERVICES - 7.0%
   2,921,429  CareCore National LLC, Term Loan................................      5.50%        03/05/21         2,926,921
   3,474,625  Curo Health Services Holdings, Inc.,
                 Initial Term Loan (First Lien)...............................      5.75%        06/08/20         3,425,390
   4,188,047  Envision Healthcare Corp. (Emergency Medical Services Corp.),
                 Initial Term Loan............................................      4.00%        05/25/18         4,169,369
   2,487,469  Gentiva Health Services, Inc., Initial Term B Loan..............      6.50%        10/18/19         2,490,578
   2,029,063  Gentiva Health Services, Inc., Initial Term C Loan..............      5.75%        10/18/18         2,024,619
   3,250,000  Healogics, Inc., Initial Term Loan (First Lien).................      5.25%        07/01/21         3,221,562
   1,915,917  Heartland Dental Care LLC, Incremental Term Loan................      5.50%        12/21/18         1,913,522
   1,500,000  National Veterinary Associates (NVA Holdings, Inc.),
                 Term Loan (First Lien).......................................      4.75%        08/14/21         1,499,070
   5,769,873  U.S. Renal Care, Inc., Tranche B-2
                 Term Loan (First lien).......................................      4.25%        07/03/19         5,769,873
                                                                                                              -------------
                                                                                                                 27,440,904
                                                                                                              -------------
              HEALTH CARE SUPPLIES - 0.9%
   1,978,704  BSN Medical Luxembourg Holding S.A.R.L.,
                 New Term Loan B1.............................................      4.00%        06/08/19         1,967,583
   1,407,592  Sage Products Holdings III LLC, Replacement
                 Term Loan (First Lien).......................................      4.25%        12/13/19         1,405,833
                                                                                                              -------------
                                                                                                                  3,373,416
                                                                                                              -------------
              HEALTH CARE TECHNOLOGY - 1.6%
   1,197,000  Connolly Holdings, Inc., Initial Term Loan (First Lien).........      5.00%        05/14/21         1,199,622
     500,000  Healthport Technologies LLC (CT Technologies Intermediate
                 Holdings, Inc.), Term Loan B (November 2014).................      6.00%        11/28/21           497,500
     599,167  MedAssets, Inc., Term B Loan....................................      4.00%        12/13/19           595,170
   3,937,656  Truven Health Analytics, Inc.
                 (VCPH Holding Corp.), Term Loan B............................      4.50%        05/31/19         3,858,903
                                                                                                              -------------
                                                                                                                  6,151,195
                                                                                                              -------------


Page 8                  See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2014 (UNAUDITED)

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              HOMEFURNISHING RETAIL - 0.6%
$  2,235,435  Serta Simmons Holdings LLC, Term Loan B.........................      4.25%        10/01/19     $   2,225,934
                                                                                                              -------------
              HOTELS, RESORTS & CRUISE LINES - 1.3%
   2,231,897  Extended Stay America (ESH Hospitality, Inc.), Term Loan........      5.00%        06/24/19         2,245,846
     739,100  La Quinta Intermediate Holdings LLC, Initial Term Loan..........      4.00%        04/14/21           735,774
   1,600,000  Norwegian Cruise Lines (NCL Corp.), Term B Loan.................      4.00%        11/19/21         1,602,000
     471,316  Orient Express Hotels (Belmond Interfin Ltd.),
                 Dollar Term Loan.............................................      4.00%        03/19/21           466,603
                                                                                                              -------------
                                                                                                                  5,050,223
                                                                                                              -------------
              HYPERMARKETS & SUPER CENTERS - 4.7%
   8,130,000  Albertsons LLC, Term B-4 Loan...................................      4.50%        08/25/21         8,150,325
     346,000  Albertsons LLC, Term B-4-1 Loan.................................      4.50%        08/25/21           346,865
   2,500,000  BJ's Wholesale Club, Inc., 2013 (November)
                 Replacement Loan (Second Lien)...............................      8.50%        03/26/20         2,501,775
   7,537,159  BJ's Wholesale Club, Inc., New 2013 (November)
                 Replacement Loan (First Lien)................................      4.50%        09/26/19         7,490,051
                                                                                                              -------------
                                                                                                                 18,489,016
                                                                                                              -------------
              INDEPENDENT POWER PRODUCERS & ENERGY TRADERS - 2.0%
   1,372,000  Calpine Corp., Term Loan........................................      4.00%        10/09/19         1,364,454
   1,935,000  Calpine Corp., Term Loan (6/11).................................      4.00%        04/01/18         1,931,981
   2,376,231  FREIF North American Power I LLC, Term B-1 Loan.................      4.75%        03/29/19         2,382,171
     392,529  FREIF North American Power I LLC, Term C-1 Loan.................      4.75%        03/29/19           393,511
   1,615,385  TPF II LP, Term Loan............................................      5.50%        10/02/21         1,626,499
                                                                                                              -------------
                                                                                                                  7,698,616
                                                                                                              -------------
              INDUSTRIAL CONGLOMERATES - 0.8%
   1,960,200  Gardner Denver, Inc., Initial Dollar Term Loan..................      4.25%        07/30/20         1,910,529
   1,248,449  Hamilton Sundstrand Industrial (Silver II US Holdings LLC),
                 Refinancing Term Loan........................................      4.00%        12/13/19         1,217,550
                                                                                                              -------------
                                                                                                                  3,128,079
                                                                                                              -------------
              INDUSTRIAL MACHINERY - 2.2%
   2,095,223  Dematic Holdings (Mirror Bidco Corp.), Term Loan B..............      4.25%        12/28/19         2,076,009
   2,250,000  Filtration Group Corp., Initial Term Loan (Second Lien).........      8.25%        11/22/21         2,246,625
   3,330,810  Filtration Group Corp., Term Loan (First Lien)..................      4.50%        11/20/20         3,327,679
   1,000,000  Mueller Water Products, Inc., Term Loan B.......................      4.00%        11/30/21         1,003,750
                                                                                                              -------------
                                                                                                                  8,654,063
                                                                                                              -------------
              INSURANCE BROKERS - 4.7%
   3,316,661  Amwins Group LLC, New Term Loan (First Lien)....................      5.00%        09/06/19         3,319,414
   3,032,853  Confie Seguros Holding II Co., Term B Loan (First Lien).........      5.75%        11/09/18         3,021,480
   2,073,750  Cooper Gay Swett & Crawford Ltd., Term Loan
                 (First Lien).................................................      5.00%        04/16/20         1,938,956
     720,000  Cooper Gay Swett & Crawford Ltd., Term Loan
                 (Second Lien)................................................      8.25%        10/16/20           633,600
   2,580,035  HUB International Ltd., Initial Term Loan (New).................      4.25%        10/02/20         2,550,545
   2,269,444  National Financial Partners Corp., 2014
                 Specified Refinancing Term Loan..............................      4.50%        07/01/20         2,250,540
   4,863,746  USI, Inc. (Compass Investors, Inc.), Initial Term Loan..........      4.25%        12/27/19         4,811,072
                                                                                                              -------------
                                                                                                                 18,525,607
                                                                                                              -------------


                        See Notes to Financial Statements                 Page 9

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2014 (UNAUDITED)

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              INTEGRATED TELECOMMUNICATION SERVICES - 4.0%
$  3,523,255  Avaya, Inc., Term B-3 Loan......................................      4.65%        10/26/17     $   3,419,777
   2,970,000  Cincinnati Bell, Inc., Tranche B Term Loan......................      4.00%        09/10/20         2,955,150
   1,960,200  Hawaiian Telcom Communications, Inc., Term Loan.................      5.00%        06/06/19         1,960,807
   3,390,999  Numericable U.S. LLC, Dollar Denominated
                 Tranche B-1 Loan.............................................      4.50%        05/21/20         3,392,288
   2,933,676  Numericable U.S. LLC, Dollar Denominated
                 Tranche B-2 Loan.............................................      4.50%        05/21/20         2,934,791
     991,976  XO Communications LLC, Initial Term Loan........................      4.25%        03/20/21           984,536
                                                                                                              -------------
                                                                                                                 15,647,349
                                                                                                              -------------
              INVESTMENT BANKING & BROKERAGE - 0.4%
   1,580,000  RCS Capital Corp., Term Loan (First Lien).......................      6.50%        04/29/19         1,473,350
                                                                                                              -------------
              IT CONSULTING & OTHER SERVICES - 0.4%
   1,466,250  Sirius Computer Solutions, Inc. (SCS Holdings I, Inc.),
                 Term Loan....................................................      7.00%        12/07/18         1,477,247
                                                                                                              -------------
              LEISURE FACILITIES - 0.5%
   1,990,000  Planet Fitness Holdings LLC, Term Loan..........................      4.75%        03/31/21         1,985,025
                                                                                                              -------------
              LIFE SCIENCES TOOLS & SERVICES - 4.8%
     400,000  INC Research LLC, Term Loan B...................................      4.75%        10/29/21           400,168
     530,388  inVentiv Health, Inc., Term B-3 Loan............................   7.75%-8.50%     05/15/18           526,082
   7,626,842  inVentiv Health, Inc., Term B-4 Loan............................      7.75%        05/15/18         7,525,176
   1,596,000  Millennium Laboratories LLC, Tranche B Term Loan................      5.25%        04/16/21         1,600,995
   5,652,500  Ortho-Clinical Diagnostics, Inc., Initial Term Loan.............      4.75%        06/30/21         5,595,975
   2,292,500  Pharmaceutical Product Development, Inc.,
                 2013 Term Loan...............................................      4.00%        12/05/18         2,285,806
   1,000,000  Sterigenics International (STHI Intermediate Holding Corp.),
                 Initial Term Loan............................................      4.50%        08/06/21           997,080
                                                                                                              -------------
                                                                                                                 18,931,282
                                                                                                              -------------
              MANAGED HEALTH CARE - 0.3%
   1,390,909  MultiPlan, Inc. (MPH Acquisition Holdings LLC),
                 Initial Term Loan............................................      3.75%        03/31/21         1,368,056
                                                                                                              -------------
              METAL & GLASS CONTAINERS - 1.0%
     398,000  Ardagh Holdings USA, Inc. (Ardagh Packaging Finance S.A.),
                 New Term Loan................................................      4.00%        12/17/19           396,341
   2,153,846  Berlin Packaging LLC, Initial Term Loan (First Lien)............      4.50%        10/01/21         2,145,769
     997,500  BWAY Holding Co., Initial Term Loan.............................      5.50%        08/14/20           999,495
     600,000  Mauser Holdings GmBH, Initial Dollar
                 Term Loan (First Lien).......................................      4.50%        07/31/21           596,250
                                                                                                              -------------
                                                                                                                  4,137,855
                                                                                                              -------------
              MOVIES & ENTERTAINMENT - 2.4%
   5,932,949  Formula One (Delta 2 Lux S.A.R.L.), Facility B3 (USD)...........      4.75%        07/30/21         5,885,663
     200,000  Lions Gate Entertainment Corp., Loan............................      5.00%        07/19/20           201,750
     300,000  TWCC Holding Corp., Term Loan (Second Lien).....................      7.00%        06/26/20           291,375
   2,992,500  WME IMG Worldwide, Inc., Term Loan (First Lien).................      5.25%        05/06/21         2,916,760
                                                                                                              -------------
                                                                                                                  9,295,548
                                                                                                              -------------


Page 10                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2014 (UNAUDITED)

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              OIL & GAS EXPLORATION & PRODUCTION - 0.7%
$  1,000,000  American Energy Marcellus Holdings LLC,
                 Initial Loan (First Lien)....................................      5.25%        08/04/20     $     945,830
   1,888,889  American Energy Marcellus Holdings LLC,
                 Initial Loan (Second Lien)...................................      8.50%        08/04/21         1,723,611
                                                                                                              -------------
                                                                                                                  2,669,441
                                                                                                              -------------
              OIL & GAS REFINING & MARKETING - 0.1%
     333,333  CITGO Petroleum Corp., Term B Loan..............................      4.50%        07/29/21           334,167
                                                                                                              -------------
              OIL & GAS STORAGE & TRANSPORTATION - 0.2%
   1,000,000  Fieldwood Energy LLC, Closing Date Loan (Second Lien)...........      8.38%        09/30/20           905,420
                                                                                                              -------------
              OTHER DIVERSIFIED FINANCIAL SERVICES - 2.7%
   4,683,538  First Data Corp., 2021 New Dollar Term Loan.....................      4.16%        03/24/21         4,655,437
   2,780,000  iPayment, Inc., Term Loan.......................................      6.75%        05/08/17         2,748,725
   3,389,171  Moneygram International, Inc., Term Loan........................      4.25%        03/27/20         3,094,753
                                                                                                              -------------
                                                                                                                 10,498,915
                                                                                                              -------------
              PACKAGED FOODS & MEATS - 4.3%
   3,934,888  Blue Buffalo Co. Ltd., Term B-3 Loan............................      3.75%        08/08/19         3,902,936
   3,004,697  Boulder Brands, Inc. (GFA Brands, Inc.), Term Loan B............      4.50%        07/09/20         2,974,650
     696,500  Del Monte Foods, Inc., Initial Loan (First Lien)................      4.25%        02/18/21           645,656
   4,074,541  Ferrara Candy Co. (Candy Intermediate Holdings, Inc.),
                 Initial Term Loan............................................      7.50%        06/06/18         3,965,873
   1,870,313  Hearthside Food Solutions LLC, Term Loan........................      4.50%        06/02/21         1,870,313
   1,729,524  JBS USA LLC, Term Loan B........................................      3.75%        05/25/18         1,720,876
   1,666,625  New HB Acquisition LLC, Term B Loan.............................      6.75%        04/09/20         1,701,007
                                                                                                              -------------
                                                                                                                 16,781,311
                                                                                                              -------------
              PAPER PACKAGING - 1.7%
     744,375  Exopack Holding Corp., Term Loan B..............................      5.25%        04/30/19           746,005
   5,819,867  Reynolds Group Holdings, Inc., Incremental
                 U.S. Term Loan...............................................      4.00%        12/01/18         5,797,519
                                                                                                              -------------
                                                                                                                  6,543,524
                                                                                                              -------------
              PERSONAL PRODUCTS - 0.4%
   1,479,167  Prestige Brands International, Inc., Term B-2 Loan..............      4.50%        09/03/21         1,486,562
                                                                                                              -------------
              PHARMACEUTICALS - 4.0%
   2,113,636  Akorn, Inc., Loan...............................................      4.50%        04/16/21         2,115,391
   2,327,500  Catalent Pharma Solutions, Inc., Dollar Term Loan...............      4.25%        05/20/21         2,329,432
   5,225,176  Par Pharmaceutical Cos., Inc., Term B-2 Loan....................      4.00%        09/30/19         5,148,105
   1,396,500  Patheon, Inc. (JLL/Delta Dutch Newco B.V.),
                 Initial Dollar Term Loan.....................................      4.25%        03/11/21         1,363,836
   1,141,667  Salix Pharmaceuticals Ltd., Term Loan...........................      4.25%        01/02/20         1,126,482
     511,676  Valeant Pharmaceuticals International, Inc.,
                 Series C-2 Tranche B Term Loan...............................      3.50%        12/11/19           507,910
   1,040,921  Valeant Pharmaceuticals International, Inc.,
                 Series D-2 Tranche B Term Loan...............................      3.50%        02/13/19         1,033,353
   1,990,492  Valeant Pharmaceuticals International, Inc.,
                 Series E-1 Tranche B Term Loan...............................      3.50%        08/05/20         1,976,458
                                                                                                              -------------
                                                                                                                 15,600,967
                                                                                                              -------------


                        See Notes to Financial Statements                Page 11

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2014 (UNAUDITED)

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              PROPERTY & CASUALTY INSURANCE - 1.1%
$    194,886  Cunningham Lindsey U.S., Inc., Initial Loan (Second Lien).......      9.25%        06/10/20     $     190,014
   2,912,041  Cunningham Lindsey U.S., Inc.,
                 Initial Term Loan (First Lien)...............................      5.00%        12/10/19         2,837,435
   1,200,000  Sedgwick Claims Management Services, Inc.,
                 Initial Loan (Second Lien)...................................      6.75%        02/28/22         1,172,004
                                                                                                              -------------
                                                                                                                  4,199,453
                                                                                                              -------------
              PUBLISHING - 1.0%
   2,089,500  Cengage Learning Acquisitions, Inc., Term Loan..................      7.00%        03/15/20         2,089,166
   1,990,000  Mergermarket USA, Inc., 2014 Incremental Term Loan..............      4.50%        02/04/21         1,905,425
                                                                                                              -------------
                                                                                                                  3,994,591
                                                                                                              -------------
              REAL ESTATE OPERATING COMPANIES - 1.4%
   5,563,303  ClubCorp Club Operations, Inc.,
                 Term Loan B (September 2014).................................      4.50%        09/24/20         5,549,394
                                                                                                              -------------
              REAL ESTATE SERVICES - 0.1%
     492,528  Realogy Corp., Initial Term B Loan 2014.........................      3.75%        03/05/20           490,474
                                                                                                              -------------
              RESEARCH & CONSULTING SERVICES - 3.1%
   3,120,000  Acosta, Inc., Initial Term Loan.................................      5.00%        09/26/21         3,131,201
     112,903  Advantage Sales & Marketing, Inc.,
                 Delayed Draw Term Loan.......................................      4.25%        07/23/21           111,939
   3,387,097  Advantage Sales & Marketing, Inc.,
                 Initial Term Loan (First Lien)...............................      4.25%        07/23/21         3,358,171
   1,815,237  Information Resources, Inc., Term Loan..........................      4.75%        09/30/20         1,820,537
   3,656,625  TransUnion LLC, 2014 Replacement Term Loan......................      4.00%        04/09/21         3,623,496
                                                                                                              -------------
                                                                                                                 12,045,344
                                                                                                              -------------
              RESTAURANTS - 5.6%
     744,375  Arby's Restaurant Group (ARG IH Corp.), Term Loan...............      4.75%        11/15/20           744,375
   6,500,000  Burger King Corp., Term Loan B..................................      4.50%        09/30/21         6,514,235
   4,238,872  Focus Brands, Inc., Refinancing Term Loan (First Lien)..........      4.25%        02/21/18         4,219,458
   1,450,000  Focus Brands, Inc., Term Loan (Second Lien).....................     10.25%        08/21/18         1,451,813
   3,250,000  Portillo's Holdings, LLC, Second Lien Term Loan.................      8.00%        08/15/22         3,237,813
   4,398,342  Portillo's Holdings, LLC, Term B Loan (First Lien)..............      4.75%        08/02/21         4,379,121
   1,285,714  Red Lobster Management LLC,
                 Initial Term Loan (First Lien)...............................      6.25%        07/28/21         1,287,321
                                                                                                              -------------
                                                                                                                 21,834,136
                                                                                                              -------------
              RETAIL REITS - 0.9%
   1,050,000  Capital Automotive LLC, Term Loan (Second Lien).................      6.00%        04/30/20         1,060,500
   2,526,379  Capital Automotive LLC, Tranche B-1
                 Term Loan Facility...........................................      4.00%        04/10/19         2,521,655
                                                                                                              -------------
                                                                                                                  3,582,155
                                                                                                              -------------
              SECURITY & ALARM SERVICES - 0.2%
     181,500  Garda World Security Corp., Term B Delayed Draw Loan............      4.00%        11/06/20           178,892
     709,500  Garda World Security Corp., Term Loan B.........................      4.00%        10/18/20           699,304
                                                                                                              -------------
                                                                                                                    878,196
                                                                                                              -------------


Page 12                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2014 (UNAUDITED)

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              SEMICONDUCTORS - 2.5%
$  2,992,500  Avago Technologies Cayman Ltd., Term Loan.......................      3.75%        05/06/21     $   2,991,004
   5,319,304  Freescale Semiconductor, Inc., Tranche B-4 Term Loan............      4.25%        02/28/20         5,271,271
   1,485,000  Freescale Semiconductor, Inc., Tranche B5 Term Loan.............      5.00%        01/15/21         1,486,544
                                                                                                              -------------
                                                                                                                  9,748,819
                                                                                                              -------------
              SPECIALIZED CONSUMER SERVICES - 2.8%
   8,964,552  Asurion LLC, Incremental Tranche B-1 Term Loan..................      5.00%        05/24/19         8,921,343
   1,058,824  Asurion LLC, Term Loan (Second Lien)............................      8.50%        03/03/21         1,066,108
     655,803  Expert Global Solutions, Inc. (NCO Group, Inc.),
                 Term B Advance (First Lien)..................................      8.50%        04/03/18           652,524
     500,000  PSSI (Packers Holdings LLC), Term Loan B........................      5.00%        11/25/21           501,250
                                                                                                              -------------
                                                                                                                 11,141,225
                                                                                                              -------------
              SPECIALIZED FINANCE - 1.8%
   2,519,585  AlixPartners LLP, 2014 January Replacement
                 Term B-2 Loan (First Lien)...................................      4.00%        07/10/20         2,495,170
   1,877,501  Duff & Phelps Corp., Initial Term Loan..........................      4.50%        04/23/20         1,871,249
   2,839,328  FLY Leasing Ltd. (Fly Funding II S.A.R.L), Loan.................      4.50%        08/09/19         2,832,939
                                                                                                              -------------
                                                                                                                  7,199,358
                                                                                                              -------------
              SPECIALTY CHEMICALS - 2.5%
     678,130  A.I. Chem (Allnex (Luxembourg) & Cy S.C.A.),
                 Tranche B-1 Term Loan........................................      4.50%        10/03/19           678,130
     351,849  A.I. Chem (Allnex (Luxembourg) & Cy S.C.A.),
                 Tranche B-2 Term Loan........................................      4.50%        10/03/19           351,849
   1,000,000  Arizona Chemical (AZ Chem US, Inc.), Initial Term Loan..........      4.50%        06/10/22           998,750
   1,222,508  Axalta Coating Systems U.S. Holdings, Inc.,
                 Refinanced Term B Loan.......................................      3.75%        02/01/20         1,205,002
   1,000,000  Emerald Performance Materials LLC,
                 Initial Term Loan (First Lien)...............................      4.50%        07/30/21           991,250
   3,475,587  NuSil Technology LLC, Term Loan.................................      5.25%        04/07/17         3,441,909
     994,819  Omnova Solutions, Inc., Term B-1 Loan...........................      4.25%        05/31/18           982,383
   1,140,718  Polymer Group, Inc., Initial Loan...............................      5.25%        12/19/19         1,141,436
                                                                                                              -------------
                                                                                                                  9,790,709
                                                                                                              -------------
              SPECIALTY STORES - 0.6%
   1,116,071  Toys "R" US-Delaware, Inc., Canadian FILO TL....................      8.25%        10/24/19         1,094,308
   1,383,929  Toys "R" US-Delaware, Inc., FILO Term Loan......................      8.25%        10/24/19         1,356,942
                                                                                                              -------------
                                                                                                                  2,451,250
                                                                                                              -------------
              SYSTEMS SOFTWARE - 4.9%
     576,290  Applied Systems, Inc., Initial Term Loan (First Lien)...........      4.25%        01/25/21           573,121
     550,000  Applied Systems, Inc., Initial Term Loan (Second Lien)..........      7.50%        01/24/22           549,312
  12,587,825  BMC Software Finance, Inc., Initial US Term Loan................      5.00%        09/10/20        12,385,539
   4,260,194  Vertafore, Inc., Term Loan 2013.................................      4.25%        10/03/19         4,243,323
   1,481,957  Websense, Inc., Term Loan (First Lien)..........................      4.50%        06/25/20         1,464,663
                                                                                                              -------------
                                                                                                                 19,215,958
                                                                                                              -------------
              TIRES & RUBBER - 0.5%
   2,142,857  Goodyear Tire & Rubber Co., Loan (Second Lien)..................      4.75%        04/30/19         2,148,879
                                                                                                              -------------


                        See Notes to Financial Statements                Page 13

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2014 (UNAUDITED)

 PRINCIPAL                                                                                        STATED
   VALUE                                DESCRIPTION                               RATE (b)     MATURITY (c)       VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
SENIOR FLOATING-RATE LOAN INTERESTS (CONTINUED)

              TRUCKING - 1.6%
$  2,245,714  Hertz Corp., Tranche B-1 Term Loan..............................      3.75%        03/11/18     $   2,216,699
   2,659,500  SIRVA Worldwide, Inc., Loan.....................................      7.50%        03/27/19         2,639,554
   1,313,723  Swift Transportation Co. LLC, Tranche B Loan....................      3.75%        06/09/21         1,308,797
                                                                                                              -------------
                                                                                                                  6,165,050
                                                                                                              -------------
              TOTAL SENIOR FLOATING-RATE LOAN INTERESTS....................................................     544,380,875
              (Cost $550,519,998)                                                                             -------------


 PRINCIPAL                                                                         STATED         STATED
   VALUE                                DESCRIPTION                                COUPON        MATURITY         VALUE
------------  ----------------------------------------------------------------   -----------   ------------   -------------
CORPORATE BONDS AND NOTES - 4.1%

              AUTO PARTS & EQUIPMENT - 0.2%
     250,000  American Axle & Manufacturing, Inc..............................      6.25%        03/15/21           265,625
     500,000  MPG Holdco I, Inc. (f)..........................................      7.38%        10/15/22           522,500
                                                                                                              -------------
                                                                                                                    788,125
                                                                                                              -------------
              CASINOS & GAMING - 1.1%
   4,900,000  Caesars Growth Properties Holdings LLC/Caesars
                 Growth Properties Finance, Inc. (f)..........................      9.38%        05/01/22         4,354,875
                                                                                                              -------------
              HEALTH CARE EQUIPMENT - 0.3%
   1,000,000  Kinetic Concepts, Inc./KCI USA, Inc.............................     12.50%        11/01/19         1,110,000
                                                                                                              -------------
              HEALTH CARE FACILITIES - 0.9%
     350,000  CHS Community Health Systems, Inc...............................      6.88%        02/01/22           372,313
     150,000  Tenet Healthcare Corp. (f)......................................      5.50%        03/01/19           151,500
     800,000  Tenet Healthcare Corp...........................................      6.00%        10/01/20           853,000
   2,250,000  Vantage Oncology LLC/Vantage Oncology Finance Co. (f)...........      9.50%        06/15/17         2,165,625
                                                                                                              -------------
                                                                                                                  3,542,438
                                                                                                              -------------
              LIFE SCIENCES TOOLS & SERVICES - 1.0%
   2,500,000  Crimson Merger Sub, Inc. (f)....................................      6.63%        05/15/22         2,334,375
     435,000  inVentiv Health, Inc. (f) (g)...................................     10.00%        08/15/18           402,375
     500,000  inVentiv Health, Inc. (f).......................................     11.00%        08/15/18           417,500
     750,000  inVentiv Health, Inc. (f).......................................     11.00%        08/15/18           622,500
                                                                                                              -------------
                                                                                                                  3,776,750
                                                                                                              -------------
              OIL & GAS EQUIPMENT & SERVICES - 0.1%
     250,000  Niska Gas Storage Canada ULC/Niska Gas Storage
                 Canada Finance Corp. (Canada) (f)............................      6.50%        04/01/19           197,500
                                                                                                              -------------
              OIL & GAS EXPLORATION & PRODUCTION - 0.1%
     500,000  American Energy-Permian Basin LLC / AEPB
                 Finance Corp. (f) (h)........................................      6.73%        08/01/19           412,500
                                                                                                              -------------
              SECURITY & ALARM SERVICES - 0.2%
   1,000,000  Garda World Security Corp. (Canada) (f).........................      7.25%        11/15/21         1,005,000
                                                                                                              -------------
              SPECIALTY CHEMICALS - 0.2%
     850,000  Hexion U.S. Finance Corp........................................      6.63%        04/15/20           826,625
                                                                                                              -------------
              TOTAL CORPORATE BONDS AND NOTES..............................................................      16,013,813
              (Cost $16,985,164)                                                                              -------------



Page 14                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2014 (UNAUDITED)

   SHARES                                              DESCRIPTION                                                VALUE
------------  ---------------------------------------------------------------------------------------------   -------------
WARRANTS - 0.0%

              BROADCASTING - 0.0%
       1,449  Cumulus Media, Inc. (i) (j) (k)..............................................................   $       4,087
                                                                                                              -------------
              TOTAL WARRANTS...............................................................................           4,087
              (Cost $0)                                                                                       -------------

COMMON STOCKS - 0.0%

              DIVERSIFIED CHEMICALS - 0.0%
          20  LyondellBasell Industries N.V., Class A......................................................           1,577
                                                                                                              -------------
              TOTAL COMMON STOCKS..........................................................................           1,577
              (Cost $0)                                                                                       -------------

              TOTAL INVESTMENTS - 142.9%...................................................................     560,400,352
              (Cost $567,505,162) (l)                                                                         -------------

              OUTSTANDING LOAN - (43.6%)...................................................................    (171,000,000)

              NET OTHER ASSETS AND LIABILITIES - 0.7%......................................................       2,784,494
                                                                                                              -------------
              NET ASSETS - 100.0%..........................................................................   $ 392,184,846
                                                                                                              =============


(a) All or a portion of the securities are available to serve as collateral on the outstanding loan.

(b) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Interbank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at November 30, 2014. When a range of rates is disclosed the Fund holds more than one contract within the same tranche at varying rates.

(c) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(d)   This issuer has filed for protection in federal bankruptcy court.

(e) This issuer is in default but interest is still being accrued by the Fund and paid by the issuer.

(f) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At November 30, 2014, securities noted as such are valued at $12,586,250 or 3.21% of net assets.

(g) These notes are Payment-in-Kind ("PIK") Toggle Notes ("Notes") whereby the issuer may, at its option, elect to pay interest on the Notes (1) entirely in cash or (2) entirely in PIK interest. Interest paid in cash will accrue at the rate of 10% per annum ("Cash Interest Rate") and PIK interest will accrue on the Notes at a rate per annum equal to the Cash Interest Rate plus 2%. During the period, this security paid interest in cash.

(h) Floating rate security. The interest rate shown reflects the rate in effect at November 30, 2014.

(i) This security is fair valued by the Advisor's Pricing Committee in accordance with procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the Investment Company Act of 1940, as amended.

(j) This security is restricted and cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration (See Note 2D - Restricted Securities in the Notes to Financial Statements).

(k)   Non-income producing security.

(l) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of November 30, 2014, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,121,286 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $8,226,096.


                        See Notes to Financial Statements                Page 15

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
NOVEMBER 30, 2014 (UNAUDITED)


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of November 30, 2014 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                         LEVEL 2          LEVEL 3
                                                         TOTAL          LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
INVESTMENTS                                           11/30/2014         PRICES           INPUTS           INPUTS
-------------------------------------------------    -------------    ------------     ------------     ------------
Senior Floating-Rate Loan Interests*                 $ 544,380,875    $         --     $544,380,875     $         --
Corporate Bonds and Notes*                              16,013,813              --       16,013,813               --
Warrants*                                                    4,087              --            4,087               --
Common Stocks*                                               1,577           1,577               --               --
                                                     -------------    ------------     ------------     ------------
TOTAL INVESTMENTS                                    $ 560,400,352    $      1,577     $560,398,775     $         --
                                                     =============    ============     ============     ============


There were no transfers between Level 1 and Level 2.

All transfers in and out of Level 3 during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers in or out of Level 3 as of November 30, 2014.

* See the Portfolio of Investments for the industry breakout. Industry categories are only shown separately if they include holdings in two or more levels or have holdings in only Level 3.


Page 16                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
PORTFOLIO OF INVESTMENTS (CONTINUED)
NOVEMBER 30, 2014 (UNAUDITED)


The following table presents the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented:

BEGINNING BALANCE AT MAY 31, 2014
     Senior Floating-Rate Loan Interests...................      $  4,067,775
     Corporate Bonds and Notes.............................                --
     Warrants..............................................                --
     Common Stocks.........................................                -- +
Net Realized Gain (Loss)
     Senior Floating-Rate Loan Interests...................           (19,281)
     Common Stocks.........................................                -- **
Net Change in Unrealized Appreciation/Depreciation
     Senior Floating-Rate Loan Interests...................           (56,136)
     Common Stocks.........................................                -- **
Purchases
     Senior Floating-Rate Loan Interests...................                --
     Common Stocks.........................................                --
Sales
     Senior Floating-Rate Loan Interests...................        (3,992,358)
     Common Stocks.........................................                -- **
Transfers In
     Senior Floating-Rate Loan Interests...................                --
     Common Stocks.........................................                --
Transfers Out
     Senior Floating-Rate Loan Interests...................                --
     Common Stocks.........................................                --
                                                                 ------------
ENDING BALANCE AT NOVEMBER 30, 2014
     Senior Floating-Rate Loan Interests...................                --
     Corporate Bonds and Notes.............................                --
     Warrants..............................................                --
     Common Stocks.........................................                --
                                                                 ------------
Total Level 3 holdings.....................................      $         --
                                                                 ============

**    Value is less than $1.

+     Investment is valued at $0.


                        See Notes to Financial Statements                Page 17

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2014 (UNAUDITED)

ASSETS:
Investments, at value
   (Cost $567,505,162).........................................................................      $ 560,400,352
Cash...........................................................................................          3,958,755
Receivables:
   Investment securities sold..................................................................         19,033,124
   Interest....................................................................................          4,051,273
   Dividends...................................................................................                 14
Prepaid expenses...............................................................................              9,439
                                                                                                     -------------
   Total Assets................................................................................        587,452,957
                                                                                                     -------------
LIABILITIES:
Outstanding loan...............................................................................        171,000,000
Payables:
   Investment securities purchased.............................................................         23,602,543
   Investment advisory fees....................................................................            345,913
   Interest and fees on loan...................................................................            118,422
   Administrative fees.........................................................................            110,988
   Audit and tax fees..........................................................................             38,232
   Custodian fees..............................................................................             27,673
   Transfer agent fees.........................................................................              5,874
   Legal fees..................................................................................              4,988
   Trustees' fees and expenses.................................................................              4,383
   Printing fees...............................................................................                789
   Financial reporting fees....................................................................                771
Other liabilities..............................................................................              7,535
                                                                                                     -------------
   Total Liabilities...........................................................................        195,268,111
                                                                                                     -------------
NET ASSETS.....................................................................................      $ 392,184,846
                                                                                                     =============
NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $ 501,111,177
Par value......................................................................................            266,970
Accumulated net investment income (loss).......................................................            151,445
Accumulated net realized gain (loss) on investments............................................       (102,239,936)
Net unrealized appreciation (depreciation) on investments......................................         (7,104,810)
                                                                                                     -------------
NET ASSETS.....................................................................................      $ 392,184,846
                                                                                                     =============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................      $       14.69
                                                                                                     =============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         26,696,982
                                                                                                     =============


Page 18                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2014 (UNAUDITED)

INVESTMENT INCOME:
Interest.......................................................................................      $  14,521,074
Dividends......................................................................................                 31
Other..........................................................................................            277,845
                                                                                                     -------------
   Total investment income.....................................................................         14,798,950
                                                                                                     -------------
EXPENSES:
Investment advisory fees.......................................................................          2,123,684
Interest and fees on loan......................................................................            814,027
Administrative fees............................................................................            223,759
Printing fees..................................................................................             54,591
Custodian fees.................................................................................             40,269
Audit and tax fees.............................................................................             37,202
Transfer agent fees............................................................................             16,134
Legal fees.....................................................................................             15,549
Trustees' fees and expenses....................................................................             11,686
Financial reporting fees.......................................................................              4,625
At the market offering costs (a)...............................................................            (53,131)
Other..........................................................................................             46,450
                                                                                                     -------------
   Total expenses..............................................................................          3,334,845
                                                                                                     -------------
NET INVESTMENT INCOME (LOSS)...................................................................         11,464,105
                                                                                                     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................              9,697
   Net change in unrealized appreciation (depreciation) on investments.........................         (7,330,615)
                                                                                                     -------------
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         (7,320,918)
                                                                                                     -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS................................      $   4,143,187
                                                                                                     =============


(a)   See Note 6 in the Notes to Financial Statements.



                    See Notes to Financial Statements                    Page 19

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           SIX MONTHS
                                                                                             ENDED              YEAR
                                                                                           11/30/2014          ENDED
                                                                                          (UNAUDITED)        5/31/2014
                                                                                         --------------    --------------
OPERATIONS:
Net investment income (loss)........................................................     $   11,464,105    $   22,346,018
Net realized gain (loss)............................................................              9,697        (2,548,773)
Net change in unrealized appreciation (depreciation)................................         (7,330,615)           94,645
                                                                                         --------------    --------------
Net increase (decrease) in net assets resulting from operations.....................          4,143,187        19,891,890
                                                                                         --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income...............................................................        (10,979,134)      (25,186,591)
                                                                                         --------------    --------------
Total distributions to shareholders.................................................        (10,979,134)      (25,186,591)
                                                                                         --------------    --------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares sold through at the market offerings....................                 --         3,035,923
Proceeds from Common Shares reinvested..............................................                 --           454,722
                                                                                         --------------    --------------
Net increase (decrease) in net assets resulting from capital transactions...........                 --         3,490,645
                                                                                         --------------    --------------
Total increase (decrease) in net assets.............................................         (6,835,947)       (1,804,056)

NET ASSETS:
Beginning of period.................................................................        399,020,793       400,824,849
                                                                                         --------------    --------------
End of period.......................................................................     $  392,184,846    $  399,020,793
                                                                                         ==============    ==============
Accumulated net investment income (loss) at end of period...........................     $      151,445    $     (333,526)
                                                                                         ==============    ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period................................................         26,696,982        26,470,348
Common Shares sold through at the market offerings..................................                 --           196,487
Common Shares issued as reinvestment under the Dividend Reinvestment Plan...........                 --            30,147
                                                                                         --------------    --------------
Common Shares at end of period......................................................         26,696,982        26,696,982
                                                                                         ==============    ==============


Page 20                 See Notes to Financial Statements

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED NOVEMBER 30, 2014 (UNAUDITED)


Net increase (decrease) in net assets resulting from operations.................    $    4,143,187
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
      Purchases of investments..................................................      (214,737,459)
      Sales, maturities and paydowns of investments.............................       218,786,585
      Net amortization/accretion of premiums/discounts on investments...........          (329,680)
      Net realized gain/loss on investments.....................................            (9,697)
      Net change in unrealized appreciation/depreciation on investments.........         7,330,615
CHANGES IN ASSETS AND LIABILITIES:
      Increase in interest receivable...........................................          (909,932)
      Increase in dividends receivable..........................................               (14)
      Decrease in prepaid expenses..............................................            62,773
      Decrease in interest and fees on loan payable.............................           (20,934)
      Decrease in investment advisory fees payable..............................           (16,527)
      Decrease in offering costs payable........................................           (92,925)
      Decrease in audit and tax fees payable....................................           (35,968)
      Decrease in legal fees payable............................................            (5,010)
      Decrease in printing fees payable.........................................           (28,213)
      Increase in administrative fees payable...................................            40,906
      Increase in custodian fees payable........................................            13,756
      Increase in transfer agent fees payable...................................               830
      Increase in Trustees' fees and expenses payable...........................               534
      Increase in other liabilities payable.....................................             5,031
                                                                                    --------------
CASH PROVIDED BY OPERATING ACTIVITIES...........................................                      $   14,197,858
                                                                                                      --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
      Distributions to Common Shareholders......................................       (10,979,134)
      Proceeds from borrowing...................................................        39,000,000
      Repayment of borrowing....................................................       (42,000,000)
                                                                                    --------------
CASH USED IN FINANCING ACTIVITIES...............................................                         (13,979,134)
                                                                                                      --------------
Increase in cash................................................................                             218,724
Cash at beginning of period.....................................................                           3,740,031
                                                                                                      --------------
CASH AT END OF PERIOD...........................................................                      $    3,958,755
                                                                                                      ==============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees...............................                      $      834,961
                                                                                                      ==============


                        See Notes to Financial Statements                Page 21

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                     SIX MONTHS
                                                        ENDED         YEAR         YEAR         YEAR           YEAR         YEAR
                                                     11/30/2014       ENDED        ENDED        ENDED          ENDED        ENDED
                                                     (UNAUDITED)    5/31/2014    5/31/2013    5/31/2012   5/31/2011 (a)   5/31/2010
                                                     -----------   -----------  -----------  -----------  -------------  -----------
Net asset value, beginning of period................. $   14.95     $   15.14    $   14.49    $   14.76     $   13.96     $   11.79
                                                      ---------     ---------    ---------    ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss..........................      0.43          0.84         1.01         0.91          0.73          0.47
Net realized and unrealized gain (loss)..............     (0.28)        (0.08)        0.64        (0.31)         0.77          2.15
Distributions paid to AMP (b) Shareholders from:
Net investment income................................        --            --           --           --            --         (0.02)
                                                      ---------     ---------    ---------    ---------     ---------     ---------
Total from investment operations.....................      0.15          0.76         1.65         0.60          1.50          2.60
                                                      ---------     ---------    ---------    ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income................................     (0.41)        (0.95)       (1.03)       (0.87)        (0.70)        (0.43)
                                                      ---------     ---------    ---------    ---------     ---------     ---------
Total distributions to Common Shareholders...........     (0.41)        (0.95)       (1.03)       (0.87)        (0.70)        (0.43)
                                                      ---------     ---------    ---------    ---------     ---------     ---------
Premium from shares sold in at Common Share
   offering..........................................        --          0.00 (c)     0.03           --            --            --
                                                      ---------     ---------    ---------    ---------     ---------     ---------
Net asset value, end of period....................... $   14.69         14.95    $   15.14    $   14.49     $   14.76     $   13.96
                                                      =========     =========    =========    =========     =========     =========
Market value, end of period.......................... $   13.11         14.00    $   15.37    $   14.34     $   14.82     $   12.65
                                                      =========     =========    =========    =========     =========     =========
TOTAL RETURN BASED ON NET ASSET VALUE (d)............      1.28%         5.35%       11.92%       (4.45)%       11.19%        22.99%
                                                      =========     =========    =========    =========     =========     =========
TOTAL RETURN BASED ON MARKET VALUE (d)...............     (3.48)%       (2.82)%      14.80%       (2.95)%       23.20%        30.76%
                                                      =========     =========    =========    =========     =========     =========

-----------------------------

RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON SHAREHOLDERS:

Ratio of total expenses to average net assets........      1.71% (e)     1.80%        1.85%        1.88%         1.98%         2.42%
Ratio of total expenses to average net assets
   excluding interest expense........................      1.30% (e)     1.36%        1.38%        1.33%         1.31%         1.39%
Ratio of net investment income (loss) to average
   net assets........................................      5.78% (e)     5.60%        6.77%        6.38%         5.09%         3.49%
Ratio of net investment income (loss) to average
   net assets net of AMP Shares dividends (f)........       N/A           N/A          N/A          N/A           N/A          3.37%
Portfolio turnover rate..............................        34%           90%         125%          63%           95%           52%
Net assets, end of period (in 000's)................. $ 392,185     $ 399,021    $ 400,825    $ 367,172     $ 373,902     $ 353,106
Ratio of total expenses to total average Managed
   Assets (g)........................................      1.19% (e)     1.25%        1.30%        1.31%         1.39%         1.77%
Ratio of total expenses to total average Managed
   Assets excluding interest expense (g).............      0.91% (e)     0.96%        0.97%        0.93%         0.92%         1.01%
INDEBTEDNESS:
Total loan outstanding (in 000's).................... $ 171,000     $ 174,000    $ 174,000    $ 158,000     $ 160,000     $ 153,500
Asset coverage per $1,000 of indebtedness (h)........ $   3,293     $   3,293    $   3,304    $   3,324     $   3,337     $   3,300

-----------------------------

(a) From inception to October 12, 2010, Four Corners Capital Management, LLC served as the Fund's Sub-Advisor. Effective October 12, 2010, the Leveraged Finance Team of First Trust Advisors L.P. assumed the day-to-day responsibility for management of the Fund's portfolio.

(b)   Auction Market Preferred ("AMP") Shares.

(c)   Amount is less than $0.01.

(d) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share Price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(e)   Annualized.

(f)   Ratio reflects the effect of distributions to AMP Shareholders.

(g) Managed Assets are calculated by taking the Fund's total asset value (which includes assets attributable to the Fund's AMP Shares, if AMP Shares are outstanding, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding AMP Shares, if AMP Shares are outstanding, and liabilities, other than the principal amount of borrowings.

(h) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the AMP Shares liquidation value and the loan outstanding) and dividing by the outstanding loan balance in 000's.

N/A   Not applicable.


Page 22                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2014 (UNAUDITED)


                                1. ORGANIZATION

First Trust Senior Floating Rate Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on March 25, 2004, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FCT on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. As a secondary objective, the Fund attempts to preserve capital. The Fund pursues these objectives by investing in a portfolio of senior floating-rate loan interests ("Senior Loans").1 There can be no assurance that the Fund will achieve its investment objectives. Investing in Senior Loans involves credit risk and, during periods of generally declining credit quality, it may be particularly difficult for the Fund to achieve its secondary investment objective. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third party pricing service or are determined by the Pricing Committee of the Fund's investment advisor, First Trust Advisors L.P. ("First Trust" or the "Advisor") in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. The Fund's investments are valued as follows:

      Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the fair market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are fair valued using information provided by a third party pricing service. The third party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding The NASDAQ(R) Stock Market, LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Corporate bonds, corporate notes and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

      1)    benchmark yields;
      2)    reported trades;
      3)    broker/dealer quotes;


(1) The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2014 (UNAUDITED)


      4)    issuer spreads;
      5)    benchmark securities;
      6)    bids and offers; and
      7)    reference data including market research publications.

      Fixed income and other debt securities having a remaining maturity of 60 days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;
      2)    the liquidity conditions in the relevant market and changes thereto;
      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);
      4) issuer-specific conditions (such as significant credit deterioration); and
      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Fund's Board of Trustees or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the fundamental business data relating to the borrower/issuer;
      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
      3)    the type, size and cost of a security;
      4)    the financial statements of the borrower/issuer;
      5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;
      6) the information as to any transactions in or offers for the security;
      7) the price and extent of public trading in similar securities (or equity securities) of the borrower/issuer, or comparable companies;
      8)    the coupon payments;
      9) the quality, value and salability of collateral, if any, securing the security;
     10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;
     11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;
     12)    borrower's/issuer's competitive position within the industry;
     13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and
     14)    other relevant factors.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2014 (UNAUDITED)

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of November 30, 2014, is included with the Fund's Portfolio of Investments.

B. SECURITY TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Market premiums and discounts are amortized over the expected life of each respective borrowing.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments. The Fund had no when-issued, delayed-delivery, or forward purchase commitments as of November 30, 2014.

C. UNFUNDED LOAN COMMITMENTS:

The Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had no unfunded delayed draw loan commitments as of November 30, 2014.

D. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the Securities Act of 1933, as amended (the "1933 Act"). Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of November 30, 2014, the Fund held restricted securities as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted investment. There are no unrestricted investments with the same maturity date and yield for this issuer.

                                                                                                         % OF
                                                                                                      NET ASSETS
                                                                                                      APPLICABLE
                                   ACQUISITION   PRINCIPAL      VALUE       CURRENT                   TO COMMON
SECURITY                              DATE      VALUE/SHARES  PER SHARE  CARRYING COST     VALUE        SHARES
-----------------------------------------------------------------------------------------------------------------
Cumulus Media, Inc. - Warrants     6/29/09      1,449         $  2.82        $   --       $ 4,087       0.00% *


*     Amount is less than 0.01%.


E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions of any net long-term capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or net asset value per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal year ended May 31, 2014 is as follows:


         Distributions paid from:
         Ordinary income...................................    $  25,186,591

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2014 (UNAUDITED)


As of May 31, 2014, the components of distributable earnings and net assets on a tax basis were as follows:

         Undistributed ordinary income.....................    $          --
         Undistributed capital gains.......................               --
                                                               -------------
         Total undistributed earnings......................               --
         Accumulated capital and other losses..............     (102,051,224)
         Net unrealized appreciation (depreciation)........         (306,130)
                                                               -------------
         Total accumulated earnings (losses)...............     (102,357,354)
         Other.............................................               --
         Paid-in capital...................................      501,378,147
                                                               -------------
         Net assets........................................    $ 399,020,793
                                                               =============

F. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses arising in taxable years after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for up to eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At May 31, 2014, the Fund had pre-enactment net capital losses for federal income tax purposes of $98,951,987 expiring as follows:

                    EXPIRATION DATE          AMOUNT
                    May 31, 2016          $    422,155
                    May 31, 2017          $ 25,585,953
                    May 31, 2018          $ 68,278,827
                    May 31, 2019          $  4,665,052

During the taxable year ended May 31, 2014, the Fund utilized pre-enactment capital loss carryforwards in the amount of $689,527.

The Fund is subject to certain limitations under the U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Certain losses realized during the current fiscal year may be deferred and treated as occurring the first day of the following fiscal year for Federal Income tax purposes. For the fiscal year ended May 31, 2014, the Fund incurred and elected to defer net ordinary and capital losses as follows:

Qualified Late Year Losses:

Ordinary Losses    $         --
Capital Losses        3,099,237

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2011, 2012, 2013 and 2014 remain open to federal and state audit. As of May 31, 2014, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

G. EXPENSES:

The Fund will pay all expenses directly related to its operations.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.75% of the Fund's Managed Assets (the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings). First Trust also provides fund reporting services to the Fund for a flat annual fee in the amount of $9,250.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2014 (UNAUDITED)


BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as the Fund's administrator, fund accountant and transfer agent in accordance with certain fee arrangements. As administrator and fund accountant, BNYM IS is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Fund. The Bank of New York Mellon ("BNYM") serves as the Fund's custodian in accordance with certain fee arrangements. As custodian, BNYM is responsible for custody of the Fund's assets.

Each Trustee who is not an officer or employee of First Trust, any Sub-Advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, or is an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Fund for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investments, excluding short-term investments, for the six months ended November 30, 2014, were $196,171,488 and $194,954,332, respectively.

                                 5. BORROWINGS

The Fund has a Revolving Credit and Security Agreement (the "Credit Facility") with Liberty Street Funding LLC as conduit lender and The Bank of Nova Scotia as secondary lender and agent for the secured parties under the agreement. The Credit Facility provides for a secured line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the terms of the Credit Facility, the loans under the Credit Facility bear interest for each settlement period at a rate per annum based on the commercial paper rate of the conduit lender. Effective July 11, 2014, the Credit Facility was amended, whereby the expiration date of the Credit Facility was extended until July 10, 2015 and the total commitment was reduced from $190,000,000 to $185,000,000. The Credit Facility may be renewed annually. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). The Fund pays a utilization fee at a per annum rate of 0.3625% (prior to July 11, 2014, the per annum rate was 0.35%) of the daily average of the aggregate outstanding principal amount of the advances during the prior calendar month, and a commitment fee at a per annum rate of the product of (i) 0.3625% (prior to July 11, 2014, the per annum rate was 0.35%) of the daily average of the total commitment in effect (or if terminated, the aggregate outstanding principal amount of the advances funded or maintained) during the preceding calendar month and (ii) 1.02.

For the six months ended November 30, 2014, the average amount outstanding under the Credit Facility was $170,426,230. The high and low annual interest rates for the loan under the Credit Facility funded by the conduit lender during the six months ended November 30, 2014, were 0.205% and 0.199%, respectively, with a weighted average interest rate of 0.202%. The annual interest rate in effect for the loan at November 30, 2014, was 0.205%.

                           6. COMMON SHARE OFFERINGS

On November 21, 2012, the Fund and the Advisor entered into a sales agreement with JonesTrading Institutional Services, LLC ("JonesTrading") whereby the Fund may offer and sell up to 3,000,000 Common Shares from time to time through JonesTrading as agent for the offer and sale of the Common Shares. Effective August 22, 2013, the sales agreement with JonesTrading was amended and as a result, the Fund may offer and sell up to 4,225,967 Common Shares. Sales of Common Shares pursuant to the sales agreement may be made in negotiated transactions or transactions that are deemed to be "at the market" as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made through a market maker other than on an exchange, at an offering price equal to or in excess of the net asset value per share of the Fund's Common Shares at the time such Common Shares are initially sold. The Fund intends to use the net proceeds from the sale of the Common Shares in accordance with its investment objectives and policies. Transactions related to offerings under such sales agreement are as follows:

                                                                        NET PROCEEDS
                             COMMON                                     RECEIVED IN
                             SHARES     NET PROCEEDS  NET ASSET VALUE  EXCESS OF NET
                              SOLD        RECEIVED    OF SHARES SOLD    ASSET VALUE
                           -----------  ------------  ---------------  --------------
Six Months Ended 11/30/14          --   $         --   $          --    $        --
Year Ended 5/31/14            196,487   $  3,035,923   $   2,952,237    $    83,686
Year Ended 5/31/13          1,029,480   $ 16,309,080   $  15,524,292    $   784,788

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2014 (UNAUDITED)


Estimated offering costs of $235,169 related to the November 21, 2012 offering were recorded as a prepaid asset and were amortized to expense by the Fund on a straight line basis over a one year period. Additionally, on August 23, 2013, estimated offering costs of $175,000 related to the offering were recorded as a prepaid asset and were amortized to expense by the Fund on a straight line basis over a one year period. During the period ended November 30, 2014, it was determined that actual offering costs were less than the estimated offering costs by $92,925. Therefore, offering costs were reduced by that amount in the period ended November 30, 2014, as reflected in the At the market offering cost line item on the Statement of Operations.

                               7. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were the following subsequent events:

On December 22, 2014, the Fund declared a distribution of $0.072 per share to Common Shareholders of record on January 6, 2015, payable January 15, 2015.

On January 20, 2015, the Fund declared a distribution of $0.072 per share to Common Shareholders of record on February 4, 2015, payable February 17, 2015.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2014 (UNAUDITED)


                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

      (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or
            (ii) 95% of the market price on that date.

      (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

--------------------------------------------------------------------------------

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2014 (UNAUDITED)


                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Annual Meeting of Shareholders for the Fund was held on September 15, 2014 (the "meeting"). At the meeting, Trustees Thomas R. Kadlec and Richard E. Erickson were elected as Class I Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2017. The number of votes cast in favor of Mr. Kadlec was 22,986,353, the number of votes against Mr. Kadlec was 466,661, and the number of broker non-votes was 3,243,968. The number of votes cast in favor of Mr. Erickson was 22,984,117, the number of votes against Mr. Erickson was 468,897, and the number of broker non-votes was 3,243,968. Niel B. Nielson, James A. Bowen and Robert F. Keith are current and continuing Trustees. Mr. Nielson is currently the Class II Trustee of the Fund for a term expiring at the Fund's annual meeting of shareholders in 2015. Messrs. Bowen and Keith are currently the Class III Trustees of the Fund for a term expiring at the Fund's annual meeting of shareholders in 2016.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

HIGH-YIELD SECURITIES RISK: The Senior Loans in which the Fund invests are generally rated below investment grade by one or more rating agencies and are considered to be "high-yield" securities. High-yield securities should be considered speculative as their low ratings indicate a quality of less than investment grade, and therefore carry an increased risk of default as compared to investment grade issues. Because high-yield securities are generally subordinated obligations and are perceived by investors to be riskier than higher rated securities, their prices tend to fluctuate more than higher rated securities and are affected by short-term credit developments to a greater degree. High-yield securities are subject to greater market fluctuations and risk of loss than securities with higher investment ratings. A reduction in an issuer's creditworthiness may result in the bankruptcy of an issuer or the default by an issuer on the interest and principal payments. The market for high-yield securities is smaller and less liquid than that for investment grade securities.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. If the income and gains from the securities and investments purchased with such proceeds do not cover the cost of leverage, the Common Shares' return will be less than if leverage had not been used. The Fund borrowed pursuant to a leverage borrowing program, which constitutes a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares, with respect to the payment of dividends or upon liquidation. If the Fund is not in compliance with certain Credit Facility provisions, the Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or purchase Common Shares. The use of leverage by the Fund increases the likelihood of greater volatility of NAV and market price of the Common Shares. Leverage also increases the risk that fluctuations in interest rates on borrowings and short-term debt that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares.

SENIOR LOAN RISK: In the event a borrower fails to pay scheduled interest or principal payments on a Senior Loan held by the Fund, the Fund will experience a reduction in its income and a decline in the market value of the Senior Loan, which will likely reduce dividends and lead to a decline in the net asset value of the Fund's Common Shares. If the Fund acquires a Senior Loan from another lender, for example, by acquiring a participation, the Fund may also be subject to credit risks with respect to that lender. Although Senior Loans may be secured by specific collateral, the value of the collateral may not equal the Fund's investment when the Senior Loan is acquired or may decline below the principal amount of the Senior Loan subsequent to the Fund's investment. Also, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Fund bears the risk that the stock may decline in value, be relatively illiquid,

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2014 (UNAUDITED)


and/or may lose all or substantially all of its value, causing the Senior Loan to be under collateralized. Therefore, the liquidation of the collateral underlying a Senior Loan may not satisfy the issuer's obligation to the Fund in the event of non-payment of scheduled interest or principal, and the collateral may not be readily liquidated.

CREDIT RISK: Credit risk is the risk that an issuer of a security held by the Fund will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for the Fund because it invests a substantial portion of its net assets in "high yield" or "junk" debt; such securities involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

PRE-PAYMENT RISK: Loans are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

LIQUIDITY RISK: The Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders.

                        INVESTMENT MANAGEMENT AGREEMENT

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Trustees of First Trust Senior Floating Rate Income Fund II (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") at a meeting held on June 8-9, 2014. The Board of Trustees determined that the continuation of the Agreement is in the best interests of the Fund in light of the extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services provided by the Advisor (including the relevant personnel responsible for these services and their experience); the advisory fees for the Fund as compared to fees charged to other clients of the Advisor and as compared to fees charged by investment advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall out benefits to the Advisor; and information on the Advisor's compliance program. Following receipt of this information, counsel to the Independent Trustees posed follow-up questions to the Advisor, and the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor, including the supplemental responses. The Board applied its business judgment to determine whether the arrangement between the Fund and the Advisor is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders. The Board considered that shareholders chose to invest or remain invested in the Fund knowing that the Advisor manages the Fund.

In reviewing the Agreement, the Board considered the nature, extent and quality of services provided by the Advisor under the Agreement. The Board considered that the Advisor is responsible for the overall management and administration of the Fund and reviewed the services provided by the Advisor to the Fund, noting that the Advisor's Leveraged Finance Investment Team is responsible for the day-to-day management of the Fund's investments. The Board considered the Advisor's statement that it applies the same oversight model internally with its Leveraged Finance Investment Team as it uses for overseeing external sub-advisors. The Board considered the background and experience of the members of the Leveraged Finance Investment Team. At the meeting, the Board received a presentation from members of the Leveraged Finance Investment Team, who discussed the services that the Team provides to the Fund and how the Team manages the

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ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II (FCT)
                         NOVEMBER 30, 2014 (UNAUDITED)


Fund's investments. The Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring compliance with the 1940 Act and the Fund's investment objectives and policies. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services provided to the Fund by the Advisor under the Agreement have been and are expected to remain satisfactory and that the Advisor has managed the Fund consistent with its investment objectives and policies.

The Board considered the advisory fees paid under the Agreement. The Board considered the advisory fees charged by the Advisor to similar funds and other non-fund clients, noting that the Advisor does not provide advisory services to other closed-end funds with investment objectives and policies similar to the Fund's, but it does provide services to an actively managed exchange-traded fund ("ETF") with investment objectives and policies similar to the Fund's. The Board noted that the Advisor charges a unitary fee to the actively managed ETF from which it pays most of the ETF's expenses. In addition, the Board reviewed data prepared by Lipper Inc. ("Lipper"), an independent source, showing the advisory fees and expense ratios of the Fund as compared to the advisory fees and expense ratios of an expense peer group selected by Lipper and similar data from the Advisor for a separate peer group selected by the Advisor. The Board noted that all of the Lipper expense peer group funds were included in the Advisor peer group. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the Fund is unique in its composition, which makes assembling peers with similar strategies and asset mix difficult, noting that some peer funds have significant holdings outside of senior loans; (ii) peer funds may use different amounts and types of leverage which have different costs associated with them or may use no leverage; and (iii) some of the peer funds are larger than the Fund, which causes the Fund's fixed expenses to be higher on a percentage basis as compared to the larger peer funds. The Board took these limitations into account in considering the peer data. The Board also noted that certain one-time expenses related to an at-the-market offering of additional common shares paid by the Fund in 2013 affected the Fund's expense ratio relative to its peers. In reviewing the peer data, the Board noted that the Fund's contractual advisory fee was equal to the median of the Lipper peer group.

The Board also considered performance information for the Fund, noting that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to a performance peer universe selected by Lipper and to two benchmarks. In reviewing the Fund's performance as compared to the performance of the Lipper peer universe, the Board took into account the limitations described above with respect to creating a relevant peer group for the Fund. The Board also noted that the Advisor's Leveraged Finance Investment Team did not begin managing the day-to-day investment of the Fund's assets until October 2010. The Board also considered the Fund's dividend yield as of March 31, 2014 and information provided by the Advisor on the Fund's leverage, including that leverage was accretive to the Fund's total return in 2013. In addition, the Board compared the Fund's premium/discount over the past eight quarters to the average and median premium/discount of the Advisor peer group over the same period and considered the factors that may impact a fund's premium/discount.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory fees were reasonable and appropriate in light of the nature, extent and quality of services provided by the Advisor under the Agreement.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board determined that due to the Fund's closed-end structure, the potential for realization of economies of scale as Fund assets grow was not a material factor to be considered. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment advisor to the Fund for the twelve months ended December 31, 2013, as well as product-line profitability data for the same period, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's estimated profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Fund, including the Advisor's compensation for fund reporting services pursuant to a separate Fund Reporting Services Agreement.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

FIRST TRUST

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
The Bank of New York Mellon
101 Barclay Street, 20th Floor
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)   Not applicable.

(b) There have been no changes, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this item in the Registrant's most recent annual report on Form N-CSR.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)    First Trust Senior Floating Rate Income Fund II
            -------------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: January 21, 2015
     --------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: January 21, 2015
     --------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: January 21, 2015
     --------------------

* Print the name and title of each signing officer under his or her signature.